                                                                  Exhibit 99(ii)



                        Report of Independent Auditors



Board of Governors
The LandOak Company, LLC


We have audited the accompanying balance sheet of The LandOak Company, LLC (the "Company") as December 31, 2000, and the related statements of operations and members' deficit and cash flows for the period from inception (April 26, 2000) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The LandOak Company, LLC at December 31, 2000, and the results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 12 to the financial statements, the Company's default on certain investor notes payable, the significant members' deficit and a significant net loss for the period raise substantial doubt about its ability to continue as a going concern.

                                    s/s:  Coulter & Justus, P.C.


February 20, 2001

                           The LandOak Company, LLC

                                 Balance Sheet

                               December 31, 2000


Assets
Current assets:
 Cash                                                                $   70,788
 Trade accounts receivable (net of allowance for doubtful
   accounts of $89,000)                                                 236,834
 Current portion of financing notes receivable (net of
   allowance for doubtful accounts of $112,000)                         186,636
 Vehicles held for sale, net of accumulated depreciation of $35,557     334,257
 Prepaid expenses and other current assets                               15,835
                                                                     ----------
Total current assets                                                    844,350

Property and equipment:
 Lease vehicles                                                       6,334,498
 Leasehold improvements                                                  65,027
 Office furniture and equipment                                         111,489
                                                                     ----------
                                                                      6,511,014
 Less accumulated depreciation                                         (632,521)
                                                                     ----------
Net property and equipment                                            5,878,493

Escrow account                                                           57,507
Note receivable from Tice Technology, Inc.                              110,548
Financing notes receivable, less current portion (net of
  allowance for doubtful accounts of $33,000)                           256,997

                                                                     ----------
Total assets                                                         $7,147,895
                                                                     ==========

Liabilities and members' deficit
Current liabilities:
 Accounts payable                                                  $    209,947
 Other accrued liabilities                                               98,986
 Notes payable to financial institution                               5,711,566
 Advances from related parties                                          591,174
 Current portion of long-term debt                                      113,210
 Investor notes payable in default                                    3,256,315
 Accrued interest on investor notes payable in default                  162,816
                                                                   ------------
Total current liabilities                                            10,144,014

Long-term debt, less current portion                                    179,521
Investor notes payable not in default:
 Members                                                              3,995,791
 Other                                                               17,082,640
                                                                   ------------
Total investor notes payable not in default                          21,078,431
Accrued interest on investor notes payable not in default:
 Members                                                                199,790
 Other                                                                  859,022
                                                                   ------------
Total accrued interest on investor notes payable not in default       1,058,812
Other liabilities                                                        35,307
                                                                   ------------
Total liabilities                                                    32,496,085

Members' deficit                                                    (25,348,190)
                                                                   ------------
Total liabilities and members' deficit                             $  7,147,895
                                                                   ============



See accompanying Notes to Financial Statements.

                           The LandOak Company, LLC

                 Statement of Operations and Members' Deficit

                        Period ended December 31, 2000


Revenues:
 Operating lease income                                       $    572,245
 Rental income                                                     903,834
 Interest income on notes receivable                                29,275
                                                              ------------
Total revenues                                                   1,505,354

Operating expenses:
 Salaries and related benefits                                     363,716
 Depreciation                                                      700,860
 Repairs and maintenance                                           158,245
 Utilities and telephone                                            44,249
 Rent                                                               81,068
 Legal and professional                                            162,205
 Advertising                                                        37,165
 Insurance                                                          26,374
 Office                                                             59,240
 Travel and entertainment                                            2,324
 Other taxes and licenses                                           58,611
 Contract labor                                                     57,068
 Other                                                              60,356
                                                              ------------
Total operating expenses                                         1,811,481
                                                              ------------
Operating loss                                                    (306,127)

Other income (expense):
 Interest expense:
  Members                                                         (299,684)
  Other                                                         (1,182,064)
                                                              ------------
 Total interest expense                                         (1,481,748)
 Other income                                                        3,463
                                                              ------------
Net other expense                                               (1,478,285)
                                                              ------------

Net loss                                                        (1,784,412)

Member contributions                                                20,000
Net liabilities acquired in purchase                           (23,583,778)
                                                              ------------

Members' deficit at end of period                             $(25,348,190)
                                                              ============


See accompanying Notes to Financial Statements.

                           The LandOak Company, LLC

                            Statement of Cash Flows

                        Period ended December 31, 2000


Operating activities
Net loss                                                          $(1,784,412)
Adjustments to reconcile net loss to net cash used in
 operating activities:
  Depreciation                                                        700,860
  Interest not paid on investor notes payable                       1,012,831
  Provision for losses on receivables                                  19,867
  Loss on disposal of property and equipment                              484
  Changes in operating assets and liabilities, net of
   effects of acquisition:
     Accounts receivable                                             (126,976)
     Prepaid expenses and other current assets                        (15,301)
     Accounts payable and accrued expenses                             98,780
     Other liabilities                                                 35,307
                                                                  -----------
Net cash used in operating activities                                 (58,560)

Investing activities
Cash received from acquisition                                         68,600
Purchases of property and equipment                                  (639,838)
Payments received on financing notes receivable                        83,372
Proceeds from sales of property and equipment                         822,214
Advances to Tice Technology, Inc.                                    (110,548)
                                                                  -----------
Net cash provided by investing activities                             223,800

Financing activities
Net change in escrow account                                           21,278
Payments on notes payable                                             (54,000)
Principal payments on long-term debt                                  (61,730)
                                                                  -----------
Net cash used in financing activities                                 (94,452)
                                                                  -----------

Increase in cash                                                       70,788
Cash at beginning of period                                                 -
                                                                  -----------
Cash at end of period                                             $    70,788
                                                                  ===========

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                           The LandOak Company, LLC

                      Statement of Cash Flows (continued)



Supplemental disclosure of cash flow information

Cash paid for interest:
  Financial institutions                                               $259,292
  Investor notes payable:
     Members                                                             92,729
     Other                                                              111,177

  Total investor notes payable                                          203,906
                                                                       --------
Total cash paid for interest                                           $463,198
                                                                       ========

Supplemental schedule of noncash activities

During the period ended December 31, 2000, the Company acquired the assets and certain liabilities of three companies as further discussed in Note 1. This acquisition is summarized as follows:

Assets acquired:
     Cash                                                          $     68,600
     Notes and accounts receivables                                     656,730
     Property and equipment (principally vehicles)                    7,096,470
     Other assets                                                        79,319
  Liabilities assumed:
     Accounts payable and accrued expenses                             (210,153)
     Notes payable and long-term debt to financial institutions      (6,120,027)
     Advances from related parties                                     (611,174)
     Investor notes payable and related accrued interest            (24,543,543)
                                                                   ------------
  Net liabilities assumed                                          $(23,583,778)
                                                                   ============

During 2000, the members of the Company contributed $20,000 through a reduction of advances from related parties.




See accompanying Notes to Financial Statements.

                           The LandOak Company, LLC

                         Notes to Financial Statements

                               December 31, 2000


1.  Accounting Policies

Organization

The LandOak Company, LLC ("the Company"), a limited liability company, was formed on April 26, 2000, to combine the automobile and light truck rental and leasing businesses BFM Leasing Company, LLC ("BFM") and LandOak Leasing, LLC ("LandOak Leasing") (collectively, "the purchased companies"). The purchased companies were owned by the members of the Company. Prior to the formation of the Company, BFM exercised its rights pursuant to a management agreement with Cherokee Rental, Inc. to repossess certain assets under management by Cherokee Rental, Inc. which had been funded or purchased by BFM and LandOak Leasing. This combination took place at the end of June 2000 with the purchase of the assets and assumption of certain liabilities of the purchased companies. Accordingly, these financial statements represent the Company's operations for the approximate six-months since the purchase date.

Description of Business

The Company's primary business is the rental and leasing of automobiles and light trucks. The Company has five rental locations located in East Tennessee which rents to customers on a daily, weekly or monthly basis. The Company also leases vehicles on both short and long-term basis to both individuals and businesses.

Trade Accounts Receivables

Trade receivables represent receivables generated from the Company's rental and leasing operations. The Company does not require collateral from its customers related to these receivables.

Vehicles Held for Sale

Vehicles held for sale consist of certain vehicles previously used in the Company's rental and leasing operations which the Company expects to sell in 2001. Management feels the carrying value of these vehicles approximates their fair value.

                           The LandOak Company, LLC

1.  Accounting Policies (continued)

Property and Equipment

When the Company acquired the assets and certain liabilities of the purchased companies, cost information was not available for a significant number of vehicles acquired. Accordingly, Company management estimated the cost of these vehicles based on a percentage of the retail value as determined by the N.A.D.A. Official Used Car Guide Company. All other property and equipment is recorded at cost. Depreciation is based on the estimated useful lives of the assets and is computed by the straight-line method.

Escrow Account

The escrow account represents a cash account that is restricted as to its use by a financial institution as part of its financing arrangement as discussed in
Note 5. This account is used to deposit proceeds from vehicles sold in which the financial institution has a secured interest and to purchase additional vehicles.

Advertising Costs

Advertising costs are expensed as incurred.

Income Taxes

The Company is not a taxpaying entity for federal income tax purposes, and thus no federal income tax expense has been recorded in the financial statements. Members are taxed individually on their share of the Company's federal taxable earnings and losses. The Company is subject to Tennessee franchise and excise taxes.

For state tax purposes as of December 31, 2000, the Company has a net operating loss ("NOL") carryover of approximately $1,800,000 available to offset future state taxable income through 2020. For financial reporting purposes, a valuation allowance has been recognized to fully offset the potential deferred state tax asset relating to this NOL carryover ($108,000), since its realization is not reasonably assured.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                           The LandOak Company, LLC

2.  Asset Purchase of Companies

As discussed in Note 1, the Company was formed to combine the operations of three separate companies. As part of the purchase agreements, the Company acquired certain of the purchased companies' assets and liabilities. Due to various circumstances, the liabilities assumed exceeded the assets acquired of these purchased companies. Per the purchase agreements, there was no cash exchanged for the purchase of these assets and liabilities other than a purchased company's cash acquired.

A substantial portion of the assets and liabilities acquired were owned by companies controlled by members of the Company. Accordingly, these purchases were accounted for in a manner similar to a pooling of interest, whereby the net liabilities were transferred to the Company at their carrying value.

3.  Leases with Company as Lessor

The Company's short and long-term vehicle leases are accounted for as operating leases. These leases generally have terms of between 7 and 48 months. The carrying amount of vehicles used in the rental and leasing operations total $6,334,498, and the related accumulated depreciation is $620,978.

As of December 31, 2000, future minimum lease payments to be received under these leases are as follows:

          2001                                                    $514,281
          2002                                                     165,456
          2003                                                      86,450
          2004                                                      55,165
          2005                                                      16,091
                                                                  --------
          Total                                                   $837,443
                                                                  ========

4.  Financing Notes Receivables

Financing notes receivables are generated from the Company's sale and financing of vehicles no longer used in their rental and leasing operations. These notes generally have terms of between 7 and 48 months and bear interest at an annual rates of between 15% and 21%. These notes are secured by the vehicle sold.

The Company recognized interest income on these notes only to the extent the estimated net realizable value of the underlying collateral exceeds the note balance and related interest receivable.

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                           The LandOak Company, LLC

                   Notes to Financial Statements (continued)


5.  Notes Payable and Long-Term Debt

The Company has two separate note agreements with a financial institution.
Under the terms of the first note agreement, the outstanding balance of $5,003,566 at December 31, 2000, accrues interest at an annual rate of 8.4%. Interest is payable monthly and the principal balance is due March 31, 2001. This note is secured by certain vehicles and leases of the Company and is also personally guaranteed by the Company's members. Under the terms of the second note agreement, the outstanding balance of $708,000 at December 31, 2000, accrues interest at an annual rate equal to the financial institution's "Index Rate", which was 9.5% at December 31, 2000. Interest is payable monthly and the principal balance is due March 31, 2001. This note is unsecured; however, it is personally guaranteed by the Company's members.

The Company also has a long-term debt agreement with a separate financial institution. Under the terms of this agreement, the Company is to make monthly principal and interest payments of $10,933 through August 1, 2002 with a final balloon payment of all remaining principal and interest due September 1, 2002. Interest on this note accrues at 7.75%, and the agreement is secured by certain vehicles and leases of the Company. Additionally, the Company's members have personally guaranteed this loan.

Maturities of this long-term debt is as follows as of December 31, 2000:

        2001                                                     $113,210
        2002                                                      179,521
                                                                 --------
        Total                                                    $292,731
                                                                 ========

6.  Investor Notes Payable

The liabilities assumed from the purchased companies included $24,334,746 in investor notes payable. Substantially all of the investor note holders originally signed agreements to convert their investor notes from the purchased companies to Senior Notes of the Company. These Senior Notes were to pay interest quarterly at an annual rate of 10% and are due on April 1, 2005. Although these Senior Notes were originally intended to be secured by certain vehicles and leases, it appears no liens were ever filed related to these notes and accordingly, they are considered unsecured.

During October 2000, as part of a Company restructuring discussed in Note 11, the Company solicited the holders of the Senior Notes to convert them to Junior Notes. Under the terms of the Junior Notes, the noteholders automatically consent to release any liens they might have on the Company's assets and to release the Company and its affiliates from any liabilities to the noteholders which could potentially be asserted other than the notes and interest thereon.
Additionally, the Junior Notes are explicitly labeled as unsecured.   Interest
on the Junior Notes also accrues at an annual rate of 10%; however, principal and interest are not payable until

                           The LandOak Company, LLC

6.  Investor Notes Payable (continued)

October 1, 2005. As of December 31, 2000, $21,078,431 of the Senior Notes were converted to Junior Notes. As the Company did not make all of the required quarterly interest payments on the remaining Senior Notes of $3,256,315, these notes are in default and the entire principal and interest amount outstanding has been classified as current in the accompanying financial statements.

7.  Leases with Company as Lessee

The Company rents office space from a related entity on a month-to-month basis. Total rent expense to this related entity totaled $17,500 for the period ended December 31, 2000.

The Company also leases certain equipment and software under lease agreements classified as operating leases. Additionally, the Company leases certain rental sites under lease agreements that are also classified as operating leases. Under the terms of these rental site leases, the leases expire on dates between August 2003 and March 2006. The Company has the right to extend these leases for additional terms that range from August 2006 to December 2015.

As of December 31, 2000, future minimum lease payments under these leases are as follows:

       2001                                                          $ 77,118
       2002                                                            83,118
       2003                                                            77,292
       2004                                                            66,000
       2005                                                            66,000
       Thereafter                                                      12,000
                                                                     --------
       Total minimum lease payments                                  $381,528
                                                                     ========

8.  Related Party Transactions

Related party transactions not disclosed elsewhere are listed below.

The Company owes certain related parties advances totaling $591,174. There are no stated repayment terms related to these advances nor do they bear interest.

At December 31, 2000, the Company has a note receivable from Tice Technology, Inc. (see Note 11) of $108,000. Interest on this note accrues at an annual rate 12%, and the note is unsecured. The Company has recognized interest on this note of $2,548 for the period and this amount is included in the receivable balance at December 31, 2000.

                           The LandOak Company, LLC

8.   Related Party Transactions (continued)

During the period, the Company had purchases from a related Company totaling $27,565, of which approximately $24,000 is included in accounts payable at December 31, 2000.

9.   Uninsured Cash

As of December 31, 2000, the Company has cash on deposit with financial institutions totaling $170,393. Of this amount, $142,262 is insured by the FDIC and $28,131 is uninsured. The financial institution balance differs from the amount recorded on the accompanying balance sheet due to checks and deposits which have been recorded by the Company but have not yet been processed by the financial institution.

10.  Risks and Uncertainties

As of December 31, 2000, the Company has certain trade accounts and financing notes receivable on which the risk of loss is greater than normal since minimal payments have been received. For financing notes receivable, this risk is partially offset by the collateral value of the related vehicles. Trade accounts receivable (net of the allowance for doubtful accounts) not collected subsequent to period-end total approximately $84,000. Although management has provided their best estimate of the allowance for doubtful accounts related to these receivables, the ultimate collectibility cannot be presently determined and the estimate could change in the near term.

As discussed in Note 6, several investor notes payable are currently in default by the Company. Although no lawsuits have yet been filed against the Company related to this matter, certain note holders have retained legal counsel. The ultimate outcome of any lawsuits against the Company, should they be filed, is not presently determinable.

11.  Subsequent Events

Effective January 1, 2001, Tice LOC, Inc. purchased all assets and assumed certain liabilities of the Company in exchange for 8,000,000 shares of restricted common stock of Tice Technology, Inc., valued at $1,680,000. Tice LOC, Inc. did not assume the investor notes, the related accrued interest on these notes and related party advances which totaled $26,822,548.

During January 2001, the Company entered into a transaction with a company to sell certain equipment owned by Company for $74,921. As part of the transaction, the Company will then lease back the equipment under an arrangement classified as a capital lease for $1,732 per month (including sales tax) for 60 months.

                           The LandOak Company, LLC

12.  Going Concern

As discussed in Note 6, the Company is in default on $3,256,315 in investor notes whose noteholders did not convert their Senior Notes to Junior Notes. Additionally, the Company has a members' deficit of $25,331,190 at December 31, 2000, and reported a significant net loss for the period. Although the Company sold all of its assets and certain liabilities subsequent to period-end as discussed in Note 11, the Company will continue to have a significant amount of interest expense related to the investor notes. Accordingly, these matters raise substantial doubt about the Company's ability to continue as a going concern. Company management continues to negotiate with the investor noteholders whose notes are in default in an effort to have them converted to Junior Notes, whereby no principal or interest payments will be due until 2005. Management feels the acquired common stock of Tice Technology, Inc. will appreciate in value such that the stock can be sold and all notes payable and accrued interest repaid in 2005.